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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 17, 2003
                                                ------------------------

                              Cytec Industries Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-12372                     22-3268660
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)               File Number)            Identification No.)


         Five Garret Mountain Plaza
         West Paterson NJ                                              07424
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (973) 357-3100
                                                  --------------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 - DISCLOSURE OF RESULTS OF OPERATIONS
AND FINANCIAL CONDITION


The information required by Item 12 is being provided under Item 9 pursuant to the SEC Interim filing guidance provided in SEC Release No. 33-8216.

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition". The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 17, 2003, Cytec Industries Inc. issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cytec Industries Inc.
                                           -------------------------------------
                                                        (Registrant)



Date  July 17, 2003                        /s/ J.P. Cronin
     ---------------                       -------------------------------------
                                           J. P. Cronin
                                           Executive Vice President and
                                           Chief Financial Officer










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                                  Exhibit Index

Exhibit Number                                            Description
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99.1                                                      Press Release dated
                                                          July 17, 2003





















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